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                                                                   EXHIBIT 32(2)

                                  CERTIFICATION

                PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
                OF 2002 (SUBSECTIONS (A) AND (B) OF SECTION 1350,
                    CHAPTER 63 TITLE 18, UNITED STATES CODE)



Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Doral Financial Corporation, a Puerto Rico corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 (the "Form l0-Q") of the Company fully complies with the requirements of section l3(a)or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated: August 13, 2003                        By: /s/ Richard F. Bonini
                                                  ------------------------------
                                            Name: Richard F. Bonini
                                           Title: Senior Executive Vice-
                                                   President and Chief
                                                   Financial Officer



This certification accompanies this Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section.

A signed original of this written statement required by Section 906 has been provided to, and will be retained by, the Company and furnished to the Securities and Exchange Commission or its staff upon request.